                          EXPENSE LIMITATION AGREEMENT

     THIS AGREEMENT, dated as of February 6, 2008, between The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a "Company" and collectively, the "Companies") on behalf of each series of the Companies (each a "Fund" and collectively, the "Funds") and Hartford Investment Financial Services, LLC (the "Adviser").

     WHEREAS, the Adviser has been appointed the investment adviser of each of the Funds pursuant to an Investment Management Agreement between each Company, on behalf of the Funds, and the Adviser; and

     WHEREAS, each Company and the Adviser desire to enter into the arrangements described herein relating to certain expenses of the Funds;

     NOW, THEREFORE, each Company and the Adviser hereby agree as follows:

     1. For the period commencing November 1, 2007 through February 28, 2009, the Adviser hereby agrees to reimburse Fund expenses, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, to the extent necessary to maintain the net annual operating expenses specified for the class of shares of each Fund listed on Schedule A.

     2. The reimbursement described in Section 1 above is not subject to recoupment by the Adviser.

     3. The Adviser understands and intends that the Funds will rely on this Agreement (1) in preparing and filing amendments to the registration statements for the Companies on Form N-1A with the Securities and Exchange Commission, (2) in accruing each Fund's expenses for purposes of calculating its net asset value per share and (3) for certain other purposes and expressly permits the Funds to do so.

     4. This Agreement shall renew automatically for one-year terms unless the Adviser provides written notice of termination prior to the start of such term.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE HARTFORD MUTUAL FUNDS, INC.


/s/ Tamara L. Fagely
-------------------------------------
Name: Tamara L. Fagely
Title: Vice President, Treasurer and Controller


THE HARTFORD MUTUAL FUNDS II, INC.


/s/ Tamara L. Fagely
-------------------------------------
Name: Tamara L. Fagely
Title: Vice President, Treasurer and Controller


HARTFORD INVESTMENT FINANCIAL SERVICES, LLP


/s/ Robert Arena
-------------------------------------
Name: Robert Arena
Title: Manager, Senior Vice President /Business Line Principal

                                   SCHEDULE A

                                                TOTAL NET ANNUAL OPERATING
                                                       EXPENSE LIMIT
                                                 (AS A PERCENT OF AVERAGE
                     FUND                            DAILY NET ASSETS)
                     ----                       --------------------------
The Hartford Advisers Fund                      Class A:  1.18%
                                                Class R3: 1.43%
                                                Class R4: 1.13%
                                                Class R5: 0.83%

The Hartford Balanced Allocation Fund           Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class I:  1.15%
                                                Class R3: 1.78%
                                                Class R4: 1.48%
                                                Class R5: 1.18%

The Hartford Balanced Income Fund               Class A:  1.25%
                                                Class B:  2.00%
                                                Class C:  2.00%
                                                Class Y:  0.90%

The Hartford Capital Appreciation Fund          Class A:  1.29%
                                                Class I:  1.04%
                                                Class R3: 1.54%
                                                Class R4: 1.24%
                                                Class R5: 0.94%

The Hartford Capital Appreciation II Fund       Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class I:  1.35%
                                                Class R3: 1.85%
                                                Class R4: 1.55%
                                                Class R5: 1.25%
                                                Class Y:  1.25%

The Hartford Checks and Balances Fund           Class A:  1.15%
                                                Class B:  1.90%
                                                Class C:  1.90%
                                                Class I:  0.90%

The Hartford Conservative Allocation Fund       Class A:  1.35%
                                                Class B:  2.10%
                                                Class C:  2.10%
                                                Class I:  1.10%
                                                Class R3: 1.78%
                                                Class R4: 1.48%
                                                Class R5: 1.18%

The Hartford Disciplined Equity Fund            Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class R3: 1.65%
                                                Class R4: 1.35%
                                                Class R5: 1.05%
                                                Class Y:  1.00%

The Hartford Dividend and Growth Fund           Class A:  1.25%
                                                Class I:  1.00%

                                                Class R3: 1.50%
                                                Class R4: 1.20%
                                                Class R5: 0.90%

The Hartford Equity Growth Allocation Fund      Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class I:  1.35%
                                                Class R3: 1.85%
                                                Class R4: 1.55%
                                                Class R5: 1.25%

The Hartford Equity Income Fund                 Class A:  1.25%
                                                Class B:  2.00%
                                                Class C:  2.00%
                                                Class I:  1.00%
                                                Class R3: 1.60%
                                                Class R4: 1.30%
                                                Class R5: 1.00%
                                                Class Y:  0.90%

The Hartford Fundamental Growth Fund            Class A:  1.45%
                                                Class B:  2.20%
                                                Class C:  2.20%
                                                Class Y:  1.05%

The Hartford Global Communications Fund         Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class Y:  1.20%

The Hartford Global Equity Fund                 Class A:  1.65%
                                                Class B:  2.40%
                                                Class C:  2.40%
                                                Class I:  1.40%
                                                Class R3: 1.90%
                                                Class R4: 1.65%
                                                Class R5: 1.40%
                                                Class Y:  1.30%

The Hartford Global Financial Services Fund     Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class Y:  1.20%

The Hartford Global Growth Fund                 Class A:  1.48%
                                                Class B:  2.23%
                                                Class C:  2.23%
                                                Class R3: 1.73%
                                                Class R4: 1.43%
                                                Class R5: 1.13%
                                                Class Y:  1.13%

The Hartford Global Health Fund                 Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class I:  1.35%
                                                Class R3: 1.85%
                                                Class R4: 1.55%
                                                Class R5: 1.25%
                                                Class Y:  1.20%

The Hartford Global Technology Fund             Class A:  1.60%
                                                Class B:  2.35%

                                                Class C:  2.35%
                                                Class Y:  1.20%

The Hartford Growth Fund                        Class A:  1.30%
                                                Class B:  2.05%
                                                Class C:  2.05%
                                                Class I:  1.05%
                                                Class L:  1.42%
                                                Class R3: 1.55%
                                                Class R4: 1.25%
                                                Class R5: 0.95%
                                                Class Y:  0.95%

The Hartford Growth Allocation Fund             Class A:  1.50%
                                                Class B:  2.25%
                                                Class C:  2.25%
                                                Class I:  1.25%
                                                Class R3: 1.81%
                                                Class R4: 1.51%
                                                Class R5: 1.21%

The Hartford Growth Opportunities Fund          Class A:  1.36%
                                                Class B:  2.11%
                                                Class C:  2.11%
                                                Class I:  1.11%
                                                Class L:  1.45%
                                                Class R3: 1.61%
                                                Class R4: 1.31%
                                                Class R5: 1.01%
                                                Class Y:  1.01%

The Hartford High Yield Fund                    Class A:  1.15%
                                                Class B:  1.90%
                                                Class C:  1.90%
                                                Class I:  0.90%
                                                Class R3: 1.40%
                                                Class R4: 1.10%
                                                Class R5: 0.90%
                                                Class Y:  0.90%

The Hartford High Yield Municipal Bond Fund     Class A:  1.00%
                                                Class B:  1.75%
                                                Class C:  1.75%
                                                Class I:  0.75%

The Hartford Income Fund                        Class A:  0.95%
                                                Class B:  1.70%
                                                Class C:  1.70%
                                                Class Y:  0.70%

The Hartford Income Allocation Fund             Class A:  1.20%
                                                Class B:  1.95%
                                                Class C:  1.95%
                                                Class I:  0.95%
                                                Class R3: 1.59%
                                                Class R4: 1.29%
                                                Class R5: 0.99%

The Hartford Inflation Plus Fund                Class A:  0.85%
                                                Class B:  1.60%
                                                Class C:  1.60%
                                                Class I:  0.60%
                                                Class R3: 1.25%

                                                Class R4: 1.00%
                                                Class R5: 0.76%
                                                Class Y:  0.60%

The Hartford International Growth Fund          Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class I:  1.35%
                                                Class R3: 1.85%
                                                Class R4: 1.55%
                                                Class R5: 1.25%
                                                Class Y:  1.20%

The Hartford International Opportunities Fund   Class A:  1.57%
                                                Class B:  2.32%
                                                Class C:  2.32%
                                                Class R3: 1.82%
                                                Class R4: 1.52%
                                                Class R5: 1.22%
                                                Class Y:  1.22%

The Hartford International Small Company Fund   Class A:  1.60%
                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class I:  1.35%
                                                Class Y:  1.20%

The Hartford LargeCap Growth Fund               Class A:  1.25%
                                                Class B:  2.00%
                                                Class C:  2.00%
                                                Class Y:  0.85%

The Hartford MidCap Fund                        Class A:  1.37%

The Hartford MidCap Growth Fund                 Class A:  1.35%
                                                Class B:  2.10%
                                                Class C:  2.10%
                                                Class Y:  0.95%

The Hartford MidCap Value Fund                  Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class Y:  1.00%

The Hartford Money Market Fund                  Class A:  0.90%
                                                Class B:  1.65%
                                                Class C:  1.65%
                                                Class R3: 1.15%
                                                Class R4: 0.85%
                                                Class R5: 0.65%
                                                Class Y:  0.65%

The Hartford Retirement Income Fund             Class A:  1.20%
                                                Class B:  1.95%
                                                Class C:  1.95%
                                                Class R3: 1.60%
                                                Class R4: 1.30%
                                                Class R5: 1.00%
                                                Class Y:  0.85%

The Hartford Select MidCap Value Fund           Class A:  1.30%
                                                Class B:  2.05%
                                                Class C:  2.05%
                                                Class Y:  0.90%

The Hartford Select SmallCap Value Fund         Class A:  1.60%

                                                Class B:  2.35%
                                                Class C:  2.35%
                                                Class Y:  1.20%

The Hartford Short Duration Fund                Class A:  0.90%
                                                Class B:  1.65%
                                                Class C:  1.65%
                                                Class Y:  0.65%

The Hartford Small Company Fund                 Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class I:  1.15%
                                                Class R3: 1.65%
                                                Class R4: 1.35%
                                                Class R5: 1.05%
                                                Class Y:  1.00%

The Hartford SmallCap Growth Fund               Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class I:  1.15%
                                                Class L:  1.25%
                                                Class R3: 1.65%
                                                Class R4: 1.35%
                                                Class R5: 1.05%
                                                Class Y:  1.05%

The Hartford Stock Fund                         Class A:  1.25%
                                                Class R3: 1.50%
                                                Class R4: 1.20%
                                                Class R5: 0.90%

The Hartford Strategic Income Fund              Class A:  1.15%
                                                Class B:  1.90%
                                                Class C:  1.90%
                                                Class I:  0.90%

The Hartford Target Retirement 2010 Fund        Class A:  1.25%
                                                Class B:  2.00%
                                                Class C:  2.00%
                                                Class R3: 1.65%
                                                Class R4: 1.35%
                                                Class R5: 1.05%
                                                Class Y:  0.90%

The Hartford Target Retirement 2020 Fund        Class A:  1.30%
                                                Class B:  2.05%
                                                Class C:  2.05%
                                                Class R3: 1.70%
                                                Class R4: 1.40%
                                                Class R5: 1.10%
                                                Class Y:  0.95%

The Hartford Target Retirement 2030 Fund        Class A:  1.35%
                                                Class B:  2.10%
                                                Class C:  2.10%
                                                Class R3: 1.75%
                                                Class R4: 1.45%
                                                Class R5: 1.15%
                                                Class Y:  1.00%

The Hartford Tax-Free California Fund           Class A:  0.85%
                                                Class B:  1.60%

                                                Class C:  1.60%
                                                Class Y:  0.75%

The Hartford Tax-Free Minnesota Fund            Class A:  0.85%
                                                Class B:  1.60%
                                                Class C:  1.60%
                                                Class L:  0.90%

The Hartford Tax-Free National Fund             Class A:  0.85%
                                                Class B:  1.60%
                                                Class C:  1.60%
                                                Class I:  0.60%
                                                Class L:  0.80%
                                                Class Y:  0.60%

The Hartford Tax-Free New York Fund             Class A:  0.85%
                                                Class B:  1.60%
                                                Class C:  1.60%
                                                Class Y:  0.75%

The Hartford Value Fund                         Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class I:  1.15%
                                                Class R3: 1.65%
                                                Class R4: 1.35%
                                                Class R5: 1.05%
                                                Class Y:  1.00%

The Hartford Value Opportunities Fund           Class A:  1.40%
                                                Class B:  2.15%
                                                Class C:  2.15%
                                                Class I:  1.15%
                                                Class L:  1.45%
                                                Class R3: 1.65%
                                                Class R4: 1.35%
                                                Class R5: 1.05%
                                                Class Y:  1.05%